Fees Summary	Jan. 19, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 31,625,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,367.42
Total Offset Amount	1,821.84
Net Fee	$ 2,545.42